GENERAL	6 Months Ended
Jun. 30, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Operations [Text Block]
NOTE 1 - GENERAL

a.
Ucansi Inc. (the “Company”) formerly named "Eyekon Inc." was incorporated on February 5, 2007 under the laws of the State of Delaware. Ucansi is a development stage healthcare software technology company, utilizing patented technology to develop consumer-oriented software applications for improving near vision sharpness, by improving the image processing function in the visual cortex of the brain. The Company’s development efforts are conducted through its wholly-owned Israeli subsidiary, Eyekon E.R.D Ltd formerly named Eyekon Blue White Ltd.

b.
The Company devotes substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue for the foreseeable future. The Company has not generated any revenues or product sales and has not achieved profitable operations or positive cash flow from operations. The Company’s deficit accumulated during the development stage aggregated $9,319 through June 30, 2013. There is no assurance that profitable operations, if ever achieved, could be sustained on a continuing basis. The Company plans to continue to finance its operations with a combination of stock issuances and private placements and, in the longer term, revenues. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term development.

As discussed in Note 10, on July 30, 2013 the Company consummated a private placement in which the Company received an aggregate of approximately $3,113 in gross proceeds. The Company believes that its current cash sources will enable the continuance of the Company’s activities for at least twelve months with no need for additional fundraising.

c.
Starting Q42010 and throughout 2011 a scientific study testing the efficacy of the Company's technology was conducted at the University of California, Berkeley USA. In February 2012 positive results from a scientific study testing the efficacy of the product was published in Nature’s Scientific Reports, a leading scientific publication.

d.	The Company’s product for reading improvement is currently in beta testing phase.

e.
As discussed in Note 10, Autovative Products, Inc., a Nevada corporation (“Autovative”), entered into an Agreement and Plan of Merger by and among Autovative, Ucansi Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Autovative (“Merger Sub”), and the Company. Pursuant to the Merger Agreement, on July 30, 2013 (the “Closing Date”), Merger Sub merged with and into the Company. (the “Merger”), with the Company surviving the merger as Autovative's wholly owned subsidiary. Upon consummation of the Merger, Autovative changed its name from Autovative Products, Inc. to GlassesOff Inc.

The merger between Autovative and the Company. has been accounted for as a reverse acquisition under the purchase method of accounting in accordance with ASC Topic 805 “Business Combinations”.  The combination of the two companies is recorded as a recapitalization pursuant to which the Company is treated as the continuing entity.

These Consolidated Financial Statements following the reverse acquisition are under the name of the legal parent Glassesoff Inc. (formerly Autovative) but reflect the financial statements of the Company retroactively adjusted to reflect Glassesoff Inc.'s legal capital.